SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

THE BISYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue, New York, New York 10016

(Address of principal executive offices)

(212) 907-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

     On August 10, 2004, The BISYS Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety. Furnished herewith as Exhibit 99.2 and incorporated herein by reference in its entirety is quarterly business segment data for the Company’s fiscal years ended June 30, 2002, 2003 and 2004, as originally reported and as restated.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.

	By:	/s/ Kevin J. Dell

Kevin J. Dell
Executive Vice President, General Counsel and Secretary

Date: August 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by The BISYS Group, Inc. dated August 10, 2004.

99.2	Quarterly Business Segment Data for fiscal years ended June 30, 2002, 2003 and 2004.

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